PREPAYMENTS AND OTHER ASSETS - Schedule of Prepayments and Other Assets (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Current portion:
Prepayments to suppliers	¥ 177,578	$ 24,964	¥ 162,998	$ 24,335	¥ 162,528
Contract costs	214,477	30,151	202,629	30,252	145,628
Contract assets, net	541,640	76,143	542,967	81,063	550,068
VAT prepayments	604,081	84,920	582,751	87,002	619,391
Interest receivable	20,641	2,902	14,931	2,229	21,463
Deferred IPO costs			24,815	3,705
Deferred offering costs	38,872	5,465
Individual income tax receivable	2,135	300	7,051	1,053	48,949
Others	134,684	18,934	155,906	23,275	138,994
Total	1,734,108	243,779	1,694,048	252,914	1,687,021
Non-current portion:
Prepayments for electronic equipment	39,421	5,542	20,372	3,042	25,388
Others	478	67	2,065	308	3,678
Total	¥ 39,899	$ 5,609	¥ 22,437	$ 3,350	¥ 29,066